UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2023

ARCH THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54986	46-0524102
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

235 Walnut Street, Suite 6
Framingham, Massachusetts	01702
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 431-2313

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N|A	N|A	N|A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01   Entry into a Material Definitive Agreement.

Note Modification Agreements

On November 21, 2023, and effective as of November 15, 2023, Arch Therapeutics, Inc. (the “Company”) entered into an amendment (“Amendment No. 13 to the First Notes”) with the holders of the Company’s outstanding Senior Secured Convertible Promissory Notes, as amended on February 14, 2023, and as subsequently amended on March 10, 2023, March 15, 2023, April 15, 2023, May 15, 2023, June 15, 2023, July 1, 2023, July 7, 2023, July 31, 2023, August 30, 2023, September 30, 2023, and October 31, 2023 (as amended, the “First Notes”), issued in connection with a private placement financing the Company completed on July 6, 2022 (the “First Closing”). On November 21, 2023, and effective as of November 15, 2023, the Company also entered into an amendment (“Amendment No. 13 to the Second Notes”) with the holders of the Company’s outstanding Unsecured Convertible Promissory Notes, as amended on February 14, 2023, and as subsequently amended on March 10, 2023, March 15, 2023, April 15, 2023, May 15, 2023, June 15, 2023, July 1, 2023, July 7, 2023, July 31, 2023, August 30, 2023, September 30, 2023 and October 31, 2023 (as amended, the “Second Notes”), issued in connection with a private placement financing the Company completed on January 18, 2023 (the “Second Closing”). On November 21, 2023, and effective as of November 15, 2023, the Company also entered into an amendment (“Amendment No. 8 to the Third Notes” and, together with Amendment No. 13 to the First Notes and Amendment No. 13 to the Second Notes, the “Amendments to the 2022 Notes”) with the holders of the Company’s outstanding Unsecured Convertible Promissory Notes, as amended on June 15, 2023, and as subsequently amended on July 1, 2023, July 7, 2023, July 31, 2023, August 30, 2023, September 30, 2023 and October 31, 2023 (as amended, the “Third Notes” and, together with the First Notes and Second Notes, the “2022 Notes”), issued in connection with a private placement financing the Company completed on May 15, 2023 (the “Third Closing” and together with the First Closing and Second Closing, the “Notes Offering”).

Under the Amendments to the 2022 Notes, the 2022 Notes were amended to extend the date of the completion of an uplist to any of the Nasdaq Global Market, Nasdaq Capital Market, New York Stock Exchange, or NYSE American (such transaction, an “Uplist Transaction”) from November 15, 2023, to January 6, 2024.

As a result of the entry into the Amendments to the 2022 Notes, and pursuant to the terms of the Company’s outstanding Series 3B Convertible Promissory Notes (the “Series 3B Notes”), the Series 3B Notes were automatically amended to extend the date of completion of an Uplist Transaction from November 15, 2023, to January 6, 2024. Also, as a result of the entry into the Amendments to the 2022 Notes, and pursuant to the terms of the Company’s outstanding Series 2 Unsecured Convertible Promissory Notes, as amended on March 10, 2023, the Series 2 Note Amendment Termination Date set forth under Amendment No. 1 to the Series 2 Unsecured Convertible Promissory Notes was automatically amended to extend from November 15, 2023, to January 6, 2024.

The foregoing descriptions of Amendment No. 13 to the First Notes, Amendment No. 13 to the Second Notes, and Amendment No. 8 to the Third Notes do not purport to be complete and are qualified in their entirety by the full text of the Form of Amendment No. 13 to the First Notes, Form of Amendment No. 13 to the Second Notes, and Form of Amendment No. 8 to the Third Notes, attached hereto as Exhibits 10.1, 10.2, and 10.3, respectively, which are incorporated herein by reference.

Notes Offering Second Amended and Restated Registration Rights Agreement Amendment

Additionally, on November 21, 2023, the Company entered into an amendment (“Amendment No. 3 to the Second A&R Registration Rights Agreement”) to that certain Second Amended and Restated Registration Rights Agreement, dated as of May 15, 2023, as amended on June 17, 2023, and as subsequently amended on November 8, 2023 by and among the Company and certain institutional and accredited individual investors (as amended, the “Second A&R Registration Rights Agreement”). Under Amendment No. 3 to the Second A&R Registration Rights Agreement, the Second A&R Registration Rights Agreement was amended to extend the filing deadline by which the Company is obligated to file with the Securities and Exchange Commission (the “SEC”) a registration statement under the Securities Act of 1933, as amended, registering certain securities issued in the Notes Offering to the earlier of (i) the date that is 30 days following the Uplist Transaction and (ii) January 31, 2024.

The foregoing description of Amendment No. 3 to the Second A&R Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Form of Amendment No. 3 to the Second A&R Registration Rights Agreement, attached hereto as Exhibit 10.4 and is incorporated herein by reference.

Bridge Offering Registration Rights Agreement Amendment

Additionally, on November 22, 2023, the Company entered into an amendment (“Amendment No. 3 to the Bridge Registration Rights Agreement”) to that certain Registration Rights Agreement, dated as of July 7, 2023, as amended on August 30, 2023, and as subsequently amended on November 8, 2023, by and among the Company and certain institutional and accredited individual investors (as amended the “Bridge Registration Rights Agreement”) in connection with a private placement offering of pre-funded warrants to purchase shares of common stock, par value $0.001, of the Company (“Common Stock”), common warrants to purchase shares of Common Stock, and shares of Common Stock (the “Bridge Offering”). Under Amendment No. 3 to the Bridge Registration Rights Agreement, the Bridge Registration Rights Agreement was amended to extend the filing deadline by which the Company is obligated to file with the SEC a registration statement under the Securities Act of 1933, as amended, registering certain securities issued in the Bridge Offering, to the earlier of (i) the date that is 30 days following the Uplist Transaction and (ii) January 31, 2024.

The foregoing description of Amendment No. 3 to the Bridge Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Form of Amendment No. 3 to the Bridge Registration Rights Agreement, attached to hereto as Exhibit 10.5 and is incorporated herein by reference.

Item 9.01        Financial Statements and Exhibits.

(d) The following exhibits are being filed herewith:

Exhibit	Description
10.1	Form of Amendment No. 13 to the First Notes, dated November 21, 2023
10.2	Form of Amendment No. 13 to the Second Notes, dated November 21, 2023
10.3	Form of Amendment No. 8 to the Third Notes, dated November 21, 2023
10.4	Form of Amendment No. 3 to Second A&R Registration Rights Agreement
10.5	Form of Amendment No. 3 to the Bridge Registration Rights Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCH THERAPEUTICS, INC.

Dated: November 22, 2023	By:	/s/ Terrence W. Norchi, M.D.
Name: Terrence W. Norchi, M.D. Title: President, Chief Executive Officer